UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 2, 2026

CHURCHILL CAPITAL CORP XI

(Exact name of registrant as specified in its charter)

Cayman Islands	001-43020	86-1959629
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

640 Fifth Avenue, 14th Floor

New York, NY 10019

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 380-7500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-tenth of one redeemable warrant	CCXIU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	CCXI	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	CCXIW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

As previously announced, on June 24, 2026, Churchill Capital Corp XI, a Cayman Islands exempted company (“Churchill”), entered into an Agreement and Plan of Merger and Reorganization (the “Merger Agreement”), by and among Churchill, BLB Merger Sub, Inc., a Delaware corporation and direct, wholly-owned subsidiary of Churchill, and Agility Robotics, Inc., a Delaware corporation (“Agility”). Pursuant to the Merger Agreement, the parties have agreed to consummate certain transactions (collectively, the “Business Combination”), subject to the terms and conditions of the Merger Agreement.

On September 4, 2026, in connection with the Business Combination, Churchill and Agility jointly filed with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 (No. 333-298781) (as amended from time to time, the “Registration Statement”) containing a proxy statement/prospectus (such proxy statement/prospectus in definitive form, the “Proxy Statement”), which Registration Statement was declared effective by the SEC on October 13, 2026, and Churchill commenced mailing the Proxy Statement on October 13, 2026.

On November 2, 2026, Churchill held an extraordinary general meeting of its shareholders (the “Shareholder Meeting”), at which holders of 11,226,951 Class A ordinary shares and 13,800,000 Class B ordinary shares (collectively, the “Ordinary Shares”) as of September 14, 2026, the record date for the Shareholder Meeting, were present in person, virtually over the internet or by proxy, representing approximately 44.93% of the voting power of the Ordinary Shares as of the record date, and constituting a quorum for the transaction of business at the Shareholder Meeting. The proposals listed below are described in more detail in the Proxy Statement.

At the Shareholder Meeting, the shareholders approved the Business Combination Proposal, the Domestication Proposal, the Organizational Documents Proposal, the Advisory Organizational Documents Proposal, the Stock Issuance Proposal, the Incentive Plan Proposal, the ESPP Proposal and the Director Election Proposal (each as defined in the Proxy Statement, and collectively, the “Shareholder Proposals”), which Shareholder Proposals are further described on pages 101 – 197 of the Proxy Statement, which are hereby incorporated by reference herein.

The voting results for each of the Shareholder Proposals were as follows:

Proposal No. 1: The Business Combination Proposal

Ordinary Shares Voted For	Ordinary Shares Voted Against	Ordinary Shares Abstained
21,069,042	1,334,087	2,623,822

Proposal No. 2: The Domestication Proposal

Ordinary Shares Voted For	Ordinary Shares Voted Against	Ordinary Shares Abstained
21,064,246	1,338,848	2,623,857

Proposal No. 3: The Organizational Documents Proposal

Ordinary Shares Voted For	Ordinary Shares Voted Against	Ordinary Shares Abstained
21,061,997	1,340,647	2,624,307

Proposal No. 4: The Advisory Organizational Documents Proposal

Ordinary Shares Voted For	Ordinary Shares Voted Against	Ordinary Shares Abstained
19,731,902	2,075,551	3,219,498

Proposal No. 5: The Stock Issuance Proposal

Ordinary Shares Voted For	Ordinary Shares Voted Against	Ordinary Shares Abstained
21,062,091	1,340,708	2,624,152

Proposal No. 6: The Incentive Plan Proposal

Ordinary Shares Voted For	Ordinary Shares Voted Against	Ordinary Shares Abstained
21,052,295	1,347,161	2,627,495

Proposal No. 7: The ESPP Proposal

Ordinary Shares Voted For	Ordinary Shares Voted Against	Ordinary Shares Abstained
21,063,247	1,337,225	2,626,479

Proposal No. 8: The Director Election Proposal

Names	Ordinary Shares Voted For	Ordinary Shares Abstained
Class I Nominees:

Margaret “Peggy” Johnson	21,061,171	3,965,780

Pierre Gentin	21,063,202	3,963,749

Class II Nominees:

Damion Shelton	21,062,812	3,964,139

Derek Aberle	21,063,202	3,963,749

Class III Nominees:

Merline Saintil	21,061,917	3,965,034

As there were sufficient votes to approve the above proposals, Proposal No. 9, the “Adjournment Proposal” described in the Proxy Statement was not presented to shareholders.

Item 7.01	Regulation FD Disclosure.

On November 2, 2026, Churchill issued a press release announcing the approval of all of the proposals presented at the Shareholder Meeting. A copy of the press release is furnished herewith as Exhibit 99.1 and incorporated by reference herein.

The information in this Item 7.01, including Exhibit 99.1, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of Churchill under the Securities Act of 1933, as amended or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report on Form 8-K (this “Current Report”) will not be deemed an admission as to the materiality of any information in this Item 7.01, including Exhibit 99.1.

Item 8.01	Other Events.

Shareholders holding 25,451,804 Class A Ordinary Shares, representing approximately 61.5% of the Class A Ordinary Shares outstanding as of the redemption deadline, exercised their right to redeem such shares for a pro rata portion of the funds in Churchill’s trust account. As a result, approximately $261.8 million (approximately $10.287364 per share) will be removed from Churchill’s trust account to pay such shareholders. As a result, at the close of the Business Combination, The total amount of Agility’s gross capital raise and related financings is expected to be approximately $465.1 million before transaction expenses, consisting of approximately $164.1 million of proceeds from the trust account, $201.0 million of proceeds from Churchill’s previously announced private placement and $100 million of equity funding already received following the announcement of the Business Combination.

Based on the approval of the Domestication Proposal at the Shareholder Meeting, on November 2, 2026, Churchill effected a deregistration under the applicable provisions of Churchill’s current articles of association and Section 206 of the Companies Act (As Revised) of the Cayman Islands and a domestication under Section 388 of the Delaware General Corporation Law (the “Domestication”), pursuant to which Churchill’s jurisdiction of incorporation changed from the Cayman Islands to the State of Delaware. Upon the Domestication, the continuing entity was renamed “Agility Robotics, Inc.” and existing shareholders of Churchill hold shares of common stock in Agility Robotics, Inc. rather than ordinary shares in a Cayman Islands company.

Based on the results of the Shareholder Meeting, and subject to the satisfaction or waiver of certain other closing conditions as described in the Proxy Statement, the transactions contemplated by the Merger Agreement are expected to be consummated promptly. In connection with the Business Combination, Churchill has applied to have the post-Business Combination company common stock and warrants listed on The Nasdaq Stock Market (“Nasdaq”) under the symbols “AGLT” and “AGLTW,” respectively, and expects such securities to begin trading on Nasdaq on November 5, 2026. It is a condition to the consummation of the Business Combination that the shares of post-Business Combination company common stock to be issued (or reserved for issuance) in the Business Combination have been listed on Nasdaq or any other stock exchange mutually agreed upon by Churchill and Agility and shall be eligible for continued listing immediately following the closing, but there can be no assurance that such listing condition will be met. If such listing condition is not met, the Business Combination will not be consummated unless the listing condition is waived by the parties to the Merger Agreement.

Forward Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the federal securities laws. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target,” “continue,” “could,” “may,” “might,” “possible,” “potential,” “predict,” “should,” “would” or similar expressions that predict or indicate future events or trends or that are not statements of historical matters, but the absence of these words does not mean that a statement is not forward-looking. We have based these forward-looking statements on current expectations and projections about future events. These statements include statements relating to, without limitation: Agility’s and Churchill’s ability to consummate the proposed transaction and PIPE and the satisfaction or waiver of the closing conditions set forth in the proposed transaction or PIPE subscription agreements; the occurrence of any other event, change or other circumstance that could give rise to the termination of the proposed transaction or PIPE subscription agreements; projections of market opportunity and market share; estimates of customer adoption rates, market acceptance and usage patterns; projections regarding Agility’s future development plans; the timing and success of Agility’s future development plans; the ability of Agility to implement its strategic initiatives and continue to innovate its existing products and services; the expected timing of availability, performance characteristics, technical specifications and capabilities of Digit 5, including its cooperative safety capabilities; Agility’s orders for Digit 5 and its ability to convert such orders into revenue, including the satisfaction of the contractual milestones, product features and specifications to which those orders are subject; Agility’s customer pipeline and its plans to expand its pipeline and committed customer facility deployments; Agility’s manufacturing capacity, including the production capacity of RoboFab, and its production plans; Agility’s strategic partnerships and commercial agreements, including with NVIDIA and Toyota Motor Manufacturing Canada; and the expected listing of the combined company’s common stock on the Nasdaq Stock Market, the potential for share price appreciation; the expected timing and close of the Business Combination; Agility’s economic opportunity and total addressable market; the anticipated gross proceeds from the Business Combination and related financings, including the amount of cash remaining in Churchill's trust account following redemptions, the funding of the PIPE financing and the expected availability of such proceeds to Agility; expectations regarding Agility’s ability to attract, retain and expand its customer base; Agility’s deployment of proceeds from capital raising transaction; Agility’s expectations concerning relationships with strategic partners, suppliers, regulatory bodies and other third parties; Agility’s ability to maintain, protect and enhance its intellectual property; future ventures or investments in companies, products, services or technologies; development of favorable regulations affecting Agility’s markets; the potential benefits of the proposed transaction and expectations related to its terms and timing; and the potential for the combined company to increase in value.

These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions, many of which are beyond the control of Agility and Churchill.

These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions that may cause Agility’s or Churchill’s actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such statements. Such risks and uncertainties include: that Agility is pursuing an emerging technology, faces significant technical challenges and may not achieve commercialization or market acceptance; Agility’s historical net losses and limited operating history; Agility’s expectations regarding future financial performance, capital requirements and unit economics; Agility’s use and reporting of business and operational metrics; Agility’s competitive landscape; Agility’s dependence on members of its senior management and its ability to attract and retain qualified personnel; the potential need for additional future financing; the capital requirements of Agility’s business plans; Agility’s ability to manage growth and expand its operations; potential future acquisitions or investments in companies, products, services or technologies; Agility’s reliance on strategic partners and other third parties; Agility’s reliance on global supply chains and the risk that disruptions, tariffs, or trade restrictions could delay production, increase costs, and limit Agility’s ability to fulfill customer orders; Agility’s ability to maintain, protect and defend its intellectual property rights; risks associated with privacy, data protection or cybersecurity incidents and related regulations; risks associated with product liability, workplace safety regulations and potential injuries arising from the deployment of humanoid robots alongside human workers; the use, rate of adoption and regulation of artificial intelligence and machine learning; the evolving regulatory landscape for AI technologies across multiple jurisdictions and the risk that failure to comply with new or changing AI laws could result in enforcement actions, fines or restrictions on Agility’s ability to develop or deploy its products; uncertainty or changes with respect to laws and regulations; uncertainty or changes with respect to taxes, trade conditions and the macroeconomic environment; the combined company’s ability to maintain internal control over financial reporting and operate as a public company; the risk that the proposed transaction may not be completed in a timely manner or at all, which may adversely affect the price of Churchill’s securities; the failure by the parties to satisfy the conditions to consummation of the proposed transaction; the possibility that required regulatory approvals for the proposed transaction are delayed or are not obtained, which could adversely affect the combined company or the expected benefits of the proposed transaction; the risk that shareholders of Churchill could elect to have their shares redeemed, leaving the combined company with insufficient cash to execute its business plans; the level of redemptions of Churchill’s public shareholders; the ability of Agility to grow and manage growth, maintain relationships with customers and strategic partners, and retain its management and key employees; costs related to the proposed transaction; the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; the outcome of any legal proceedings or government investigations that may be commenced against Agility or Churchill; failure to realize the anticipated benefits of the proposed transaction; Agility’s estimates of expenses and profitability; the evolution of the markets in which Agility competes; risks related to Agility's ability to satisfy contractual milestones and achieve anticipated manufacturing capacity and production targets; Agility's ability to convert orders and pipeline into revenue; risks related to the development, commercialization and market acceptance of Digit 5 and related technologies; the ability of Churchill or the combined company to issue equity or equity-linked securities in connection with the proposed transaction or in the future; and other factors described in Churchill’s filings with the SEC. Additional information concerning these and other factors that may impact such forward-looking statements can be found in filings and potential filings by Agility, Churchill or the combined company resulting from the proposed transaction with the SEC, including under the heading “Risk Factors.” If any of these risks materialize or assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. In addition, these statements reflect the expectations, plans and forecasts of Agility’s and Churchill’s management as of the date of this Current Report on Form 8-K; subsequent events and developments may cause their assessments to change. While Agility and Churchill may elect to update these forward-looking statements at some point in the future, they specifically disclaim any obligation to do so. Accordingly, undue reliance should not be placed upon these statements.

In addition, statements that “we believe” and similar statements reflect Churchill’s beliefs and opinions on the relevant subject. These statements are based upon information available to us as of the date of this Current Report on Form 8-K, and while we believe such information forms a reasonable basis for such statements, such information may be limited or incomplete, and Churchill’s statements should not be read to indicate that we have conducted an exhaustive inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain and investors are cautioned not to unduly rely upon these statements. An investment in Churchill is not an investment in any of Churchill’s founders’ or sponsors’ past investments, companies or affiliated funds. The historical results of those investments are not indicative of future performance of Churchill, which may differ materially from the performance of Churchill’s founders’ or sponsors’ past investments.

Item 9.01	Financial Statements and Exhibits.

(d)

Exhibit Number	Description

99.1	Press Release, dated November 2, 2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 2, 2026

CHURCHILL CAPITAL CORP XI

By:	/s/ Jay Taragin
Name:	Jay Taragin
Title:	Chief Financial Officer